Exhibit 99.1

Q&A SPONSOR CONTENT SOUND THE SOLUTION Why Radio Is the Key to ROI and Reach Advertisers Need Now While advertisers struggle to find compelling reach and ROI amidst continuing disruption and fragmentation of traditional models, David Field, CEO of Entercom, believes radio holds some of the answers. Fresh off a merger with CBS Radio, Field sat down with us to share his provocative insights. You’ve been a vocal advocate for radio, even predicting a renaissance. What market dynamics make you bullish about radio? DF: Radio’s competitive position has never been stronger. Radio has emerged as the #1 reach medium in the United States, with 93% of Americans listening weekly. Only radio is live, local and personal with massive scale, delivering truly outstanding ROI. Yet it is an extremely undervalued medium. While radio has remained steady, other media have been highly disrupted. TV ratings continue to decline while DVR usage and cord cutting are on the rise, and advertisers are becoming increasingly frustrated with some of the problems plaguing digital lately. Let’s talk about those problems. The ad industry has openly questioned digital ad practices recently. Does this impact radio’s position? DF: It’s a wake-up call for advertisers to evaluate radio from a fresh perspective. Advertisers are looking for solutions, and radio provides the most compelling answer. Radio continues to deliver loyal, engaged, live audiences in an environment where ad fraud, bot networks, viewability, and brand safety just aren’t factors. You said that radio is massively undervalued. What do you mean by that? DF: Radio is arguably the #1 ROI medium, delivering an average of $10-to-$1 return on ad spend, according to Nielsen. The reach is unparalleled, and when it comes to local audience activation, no medium compares. Yet, radio is too often overlooked and not given a fair share in the media mix. Shiny new objects have captured attention, so many dismiss radio’s track record of proven success. Simply put, you can reach more people and achieve better results for less money using radio than any other medium. And this is not my opinion; numerous studies demonstrate radio’s effectiveness and ROI. Advertisers should take a fresh look at adding a significant portion of radio to their media plan, as dozens of leading brands have done. Increasing radio’s share of the media mix amplifies the entire buy, generating enhanced search volume, general campaign awareness and purchase decisions. What is Entercom doing to ensure the company is uniquely poised to provide solutions for advertisers’ current challenges? DF: With our recent transformational merger with CBS Radio, Entercom is now one of the top two radio broadcasters in the country with coverage of close to 90% of persons 12+ in the top 50 markets. Each week, we reach and engage over 100 million people through our premier collection of over 235 award winning radio stations, digital platforms and live events. Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale. About Entercom America’s #1 Creator of live, original, local audio content Unrivaled leader in news and sports radio 100+ million fans One of the country’s two largest radio broadcasters Premier digital platforms and live events 235+ radio stations with coverage of close to 90% of persons 12+ in the top 50 U.S. markets 2nd largest podcast company behind NPR

A MARKETER’S GUIDE TO Only radio is live, local and personal with massive scale. THE FACTS ABOUT RADIO Radio is America’s Radio delivers #1 reach medium. superior ROI. $23 Grocery $21 Auto Aftermarket $17 Department Stores $15 Mass Merchandisers $14 Telecom that’s $9 Home Improvement tune in 93% 271 : $6 Snacks of Americans million weekly. $10 $1 $4 Beer people $3 Candy Average across major categories. $3 QSR $2 Soft Drinks Audio Nielsen Today Audio 2017; -State June of the 2017, Media: p6+ Nielsen Studies 2014-2016 Radio listenership Radio is is growing. 125.4 #1 in music 117.8 124.7 discovery. Across every key demographic, 117.2 year over year. 67.8 AM/FM +600k 18-34 Radio 18 67.2 49% +700k -49 +600k 25-54 P18-34 P18-49 P25-54 Nielsen RADAR 128, 132, Mon-Sun 2016 2017 2016 2017 2016 2017 Friends/ Relatives Mid-Mid, Weekly Cume Audience. 40% People in new cars choose radio over streaming 13:1. Online Music 54% Services 27% Higher share of total listening 13x than all streaming 4.2% Social combined. Media 25% AM/FM Radio All in-car streaming Edison Research, Share of Ear Study, 2017, Listening Habits of New Car Buyers (2015-2017 car models), Adults = P18+ Nielsen U.S. Music 360 2017 Report RADIO IN THE MEDIA MIX Adding radio to the mix boosts overall plan performance. Amplifies TV ad memorability Drives online search 29% HIGHER AWARENESS LIFT % of TV advertiser, after in Google searches, 35 hearing the same 29% across 8 brands & BASE advertiser’s radio ad. 2157 ads studied. Radio (re)Discovered: A Brand Manager’s guide to Radio. Nielsen Audio, 2017 Radio Drives Search! Study, RAB and Sequent Partners, September 2017 Radio delivers exceptional Radio creates brand recall. overall campaign awareness lift. 12.4% 5x +261% Mobile Internet Average brand unaided 2.4% +100% recall vs. non-radio Radio Non-radio Newspaper advertisers. Advertisers advertisers +92% Outdoor categories Media Score/Local in 7 different Ad Recall markets – 6,060 during listener March respondents 2015—January from 2017 18 .surveys Markets: investigating Charlotte, NC; 6 sales San Francisco, CA; Atlanta, GA; Detroit, MI; Philadelphia, PA; Las Vegas, NV; and Springfield, MA. +81 % Radio directly impacts PC Internet purchase decisions. +78% Direct Mail Those who hear radio ads are far more likely to act online and offline than those who don’t hear radio ads. +54% Television +42% 100% more likely 300% more likely Magazine to purchase at store to order from store website Nielsen Aftermarket series and of Motorcycles studies for 4 2015 advertisers -2016 in BtoB, Auto Radio (re)Discovered: A Brand Manager’s guide to Radio. Nielsen Audio, 2017

Entercom is now the #1 creator of live, original, local audio content and the unrivaled leader in news and sports radio, connecting with over 100 million engaged fans weekly. Achieve Better Results. Connect Your Brand To Our Fans. www.entercom.com/marketersguide